WB CAPITAL MUTUAL FUNDS

LIQUID ASSETS FUND T, S2 AND I SHARES

Supplement dated October 8, 2008

to the

Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”)

dated July 29, 2008

This supplements and amends the WB Capital Mutual Funds Prospectus and SAI for the Liquid Assets Fund T, S2 and I shares dated July 29, 2008.

The Liquid Assets Fund, T, S2 and I shares (the “Fund”) has applied to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”).

Under the Program, the Treasury will guarantee a $1.00 share price for any shares of the Fund held by a shareholder in the event that the Fund “breaks the buck” and dissolves. The guarantee applies to only those shares held of record on September 19, 2008 and which are held by the shareholder at dissolution. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on September 19, 2008 will not be covered. Moreover, coverage cannot be reinstated if an eligible shareholder closes their account after September 19 and then reopens it. The Fund will bear the expenses of participating in the Program, and therefore all shareholders will bear these expenses, irrespective of the extent of their coverage. The Program will remain in effect until December 18, 2008 unless extended by the Treasury. Further information about the Program can be obtained at www.ustreas.gov.

This Supplement should be retained with your Prospectuses

for future reference.